Exhibit 99.2

UNUMPROVIDENT[SM]

STATISTICAL SUPPLEMENT
Third Quarter 2004

statistical supplement third quarter 2004

UnumProvident

Statistical Supplement Third Quarter 2004

TABLE OF CONTENTS

(dollars in millions, except share data)

Interim Results are Unaudited

Throughout this supplement, operating revenue and operating income (loss) before income taxes exclude realized investment gains and losses.

N.M. = not a meaningful percentage

UnumProvident Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Financial Results
Premium Income	$1,962.3	$1,921.3	$5,875.3	$5,703.8	$7,615.7	$7,151.1	$6,797.2

Segment Operating Revenue	$2,590.8	$2,582.1	$7,784.9	$7,617.7	$10,165.4	$9,568.2	$9,102.5
Net Realized Investment Gain (Loss)	64.5	(25.8)	3.4	(137.4)	(173.8)	(309.1)	(100.0)

Revenue	$2,655.3	$2,556.3	$7,788.3	$7,480.3	$9,991.6	$9,259.1	$9,002.5

Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$167.6	$98.3	$(326.7)	$(56.6)	$(264.6)	$396.9	$537.7
Income (Loss) from Discontinued Operations, net of tax	—	10.4	(60.8)	17.4	(161.7)	11.4	3.5
Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	—	39.9	(7.1)	—

Net Income (Loss)	$167.6	$108.7	$(387.5)	$(39.2)	$(386.4)	$401.2	$541.2

Assets			$49,774.1	$49,338.3	$49,718.3	$45,259.5	$42,442.7
Stockholders’ Equity			$6,900.4	$7,850.3	$7,271.0	$6,843.2	$5,939.9

Note:	In the first quarter of 2004, the Company restructured its individual income protection – closed block business. In conjunction with the restructuring, effective January 1, 2004, the Company modified its reporting segments to include a separate segment for this business. The change in the Company’s reporting segments required the Company to perform, separately for the individual income protection – closed block business and individual income protection – recently issued business, impairment testing for goodwill and loss recognition testing for the recoverability of deferred policy acquisition costs and value of business acquired. These impairment charges, $856.4 million before tax and $629.1 million after tax, are included in the net loss reported for the nine month period ended September 30, 2004. Also as part of the restructuring, the Company analyzed the reserve assumptions related to its individual income protection – closed block reserves as a stand-alone segment. Based on this analysis, in the first quarter of 2004 the Company increased its individual income protection – closed block claim reserves to reflect its current estimate of future benefit obligations. The impact of this reserve increase, $110.6 million before tax and $71.9 million after tax, is also included in the net loss reported for the nine month period ended September 30, 2004. See “Notes to Statistical Supplement” on page 15 for additional information.

UnumProvident Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Per Common Share Information
Assuming Dilution:
Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$0.55	$0.33	$(1.11)	$(0.21)	$(0.96)	$1.63	$2.21
Income (Loss) from Discontinued Operations, net of tax	—	0.03	(0.20)	0.06	(0.58)	0.05	0.01
Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	—	0.14	(0.03)	—

Net Income (Loss)	$0.55	$0.36	$(1.31)	$(0.15)	$(1.40)	$1.65	$2.22

Basic:
Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$0.57	$0.33	$(1.11)	$(0.21)	$(0.96)	$1.64	$2.22
Income (Loss) from Discontinued Operations, net of tax	—	0.04	(0.20)	0.06	(0.58)	0.05	0.02
Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	—	0.14	(0.03)	—

Net Income (Loss)	$0.57	$0.37	$(1.31)	$(0.15)	$(1.40)	$1.66	$2.24

Dividends Paid	$0.0750	$0.0750	$0.2250	$0.2975	$0.3725	$0.5900	$0.5900
Book Value			$23.27	$26.52	$24.55	$28.33	$24.52
Price (UNM closing price on last trading day of period)			$15.69	$14.77	$15.77	$17.54	$26.51

1.1

UnumProvident Consolidated Statements of Operations

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Revenue
Premium Income	$1,962.3	$1,921.3	$5,875.3	$5,703.8	$7,615.7	$7,151.1	$6,797.2
Net Investment Income	527.2	555.3	1,594.2	1,609.6	2,158.4	2,028.9	1,951.1
Net Realized Investment Gain (Loss)	64.5	(25.8)	3.4	(137.4)	(173.8)	(309.1)	(100.0)
Other Income	101.3	105.5	315.4	304.3	391.3	388.2	354.2

Total Revenue	2,655.3	2,556.3	7,788.3	7,480.3	9,991.6	9,259.1	9,002.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,764.2	1,765.9	5,400.3	5,675.1	7,868.1	6,324.8	5,983.9
Commissions	207.8	207.5	641.5	642.8	844.1	820.2	744.1
Interest and Debt Expense	53.4	50.0	154.1	137.4	187.2	162.4	169.6
Deferral of Policy Acquisition Costs	(137.9)	(161.1)	(432.3)	(506.8)	(665.9)	(671.4)	(660.5)
Amortization of Deferred Policy Acquisition Costs	108.2	115.5	326.4	345.7	458.6	398.9	422.6
Amortization of Value of Business Acquired and Goodwill	4.5	9.6	13.6	30.1	37.5	39.0	60.9
Impairment of Intangible Assets	—	—	856.4	—	—	—	5.4
Other Operating Expenses	399.3	421.2	1,230.6	1,260.4	1,697.2	1,592.0	1,522.7

Total Benefits and Expenses	2,399.5	2,408.6	8,190.6	7,584.7	10,426.8	8,665.9	8,248.7

Income (Loss) from Continuing Operations Before Income Taxes and Cumulative Effect of Accounting Principle Change	255.8	147.7	(402.3)	(104.4)	(435.2)	593.2	753.8
Income Taxes (Benefit)	88.2	49.4	(75.6)	(47.8)	(170.6)	196.3	216.1

Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	167.6	98.3	(326.7)	(56.6)	(264.6)	396.9	537.7
Income (Loss) from Discontinued Operations, net of tax	—	10.4	(60.8)	17.4	(161.7)	11.4	3.5
Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	—	39.9	(7.1)	—

Net Income (Loss)	$167.6	$108.7	$(387.5)	$(39.2)	$(386.4)	$401.2	$541.2

Average Number of Shares Outstanding
Basic	295,264,952	294,719,793	295,154,633	269,833,290	276,132,176	242,032,884	241,824,878
Dilutive Securities:
Purchase Contracts (see page 15)	6,870,466	2,480,537	—	—	—	—	—
Options and Other Dilutive Securities	1,493,158	1,507,008	—	—	—	1,037,230	1,783,842

Assuming Dilution	303,628,576	298,707,338	295,154,633	269,833,290	276,132,176	243,070,114	243,608,720
Actual Number of Shares Outstanding			296,491,489	296,061,937	296,143,422	241,587,260	242,218,701

UnumProvident Financial Sales Data

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2004	9/30/2003	% Change	9/30/2004	9/30/2003	% Change	12/31/2003	12/31/2002	12/31/2001
Income Protection Segment
Fully Insured Products
Group Long-term Income Protection	$41.1	$54.0	(23.9)%	$179.5	$227.6	(21.1)%	$380.6	$382.2	$380.4
Group Short-term Income Protection	8.3	14.3	(42.0)	50.9	67.2	(24.3)	127.2	129.3	163.0
Individual Income Protection - Recently Issued	25.9	28.3	(8.5)	78.2	89.6	(12.7)	122.8	128.2	110.3
Group Long-term Care	3.6	5.0	(28.0)	11.4	15.2	(25.0)	27.0	23.5	21.7
Individual Long-term Care	4.2	9.7	(56.7)	15.6	36.0	(56.7)	43.9	63.7	53.8

Total Fully Insured Products	83.1	111.3	(25.3)	335.6	435.6	(23.0)	701.5	726.9	729.2

Administrative Services Only (ASO) Products
Group Long-term Income Protection	0.1	1.1	(90.9)	0.4	2.6	(84.6)	6.5	4.8	1.5
Group Short-term Income Protection	0.9	1.4	(35.7)	3.4	6.4	(46.9)	14.4	20.2	12.4

Total ASO Products	1.0	2.5	(60.0)	3.8	9.0	(57.8)	20.9	25.0	13.9

Income Protection Segment	$84.1	$113.8	(26.1)	$339.4	$444.6	(23.7)	$722.4	$751.9	$743.1

Life and Accident Segment
Group Life	$46.9	$33.2	41.3	$154.3	$162.1	(4.8)	$269.3	$288.6	$346.2
Accidental Death & Dismemberment	2.1	3.3	(36.4)	8.2	15.2	(46.1)	26.6	41.1	53.3
Brokerage Voluntary Life and Other	15.6	11.9	31.1	64.7	61.1	5.9	75.3	57.5	41.8

Life and Accident Segment	$64.6	$48.4	33.5	$227.2	$238.4	(4.7)	$371.2	$387.2	$441.3

Colonial Segment	$61.2	$61.8	(1.0)	$186.1	$187.0	(0.5)	$285.2	$257.1	$243.0

Individual Income Protection - Closed Block Segment	$1.9	$2.7	(29.6)	$5.8	$8.8	(34.1)	$12.1	$18.6	$28.0

Total Sales from Continuing Operations	$211.8	$226.7	(6.6)	$758.5	$878.8	(13.7)	$1,390.9	$1,414.8	$1,455.4

Sales from Discontinued Operations	$—	$7.6	(100.0)	$10.1	$25.2	(59.9)	$36.6	$34.5	$39.6

Total	$211.8	$234.3	(9.6)%	$768.6	$904.0	(15.0)%	$1,427.5	$1,449.3	$1,495.0

UnumProvident Consolidated Balance Sheets

	September 30, 2004	December 31,
		2003	2002
Assets
Investments
Fixed Maturity Securities Available-for-Sale
Continuing	$31,320.5	$30,084.2	$26,639.5
Discontinued	—	1,102.4	846.8

Total Fixed Maturity Securities Available-for-Sale	31,320.5	31,186.6	27,486.3
Equity Securities	13.1	39.1	27.9
Mortgage Loans	432.4	474.7	599.9
Real Estate	26.1	25.9	37.1
Policy Loans	2,874.2	2,877.9	2,743.7
Other Long-term Investments	69.7	91.9	38.6
Short-term Investments	624.8	332.2	212.6

Total Investments	35,360.8	35,028.3	31,146.1

Cash and Bank Deposits	130.1	119.2	142.2
Reinsurance Receivable	6,833.7	6,242.6	5,968.6
Accrued Investment Income	576.2	543.6	578.6
Deferred Policy Acquisition Costs	2,862.3	3,051.9	2,832.5
Value of Business Acquired	103.9	463.5	456.2
Goodwill	270.2	476.7	475.5
Other Discontinued Assets	—	330.2	443.2
Other Assets	3,607.0	3,429.8	3,188.7
Separate Account Assets	29.9	32.5	27.9

Total Assets	$49,774.1	$49,718.3	$45,259.5

Liabilities
Policy and Contract Benefits	$2,044.9	$1,928.4	$1,895.0
Reserves for Future Policy and Contract Benefits and Unearned Premiums	32,903.7	31,431.1	28,067.4
Other Policyholders’ Funds	2,444.5	2,493.3	2,542.4
Income Tax	982.1	946.8	932.6
Short-term Debt	227.0	—	255.0
Long-term Debt	2,862.0	2,789.0	1,914.0
Other Discontinued Liabilities	—	1,462.6	1,103.1
Other Liabilities	1,379.6	1,363.6	1,378.9
Separate Account Liabilities	29.9	32.5	27.9

Total Liabilities	42,873.7	42,447.3	38,116.3

Company-Obligated Mandatorily Redeemable Preferred Securities of Subsidiary Trust	—	—	300.0

Stockholders’ Equity
Common Stock	29.8	29.8	24.4
Additional Paid-in Capital	1,587.2	1,609.1	1,086.8
Retained Earnings	4,073.1	4,526.9	5,011.4
Accumulated Other Comprehensive Income	1,272.5	1,171.2	777.4
Treasury Stock	(54.2)	(54.2)	(54.2)
Deferred Compensation	(8.0)	(11.8)	(2.6)

Total Stockholders’ Equity	6,900.4	7,271.0	6,843.2

Total Liabilities and Stockholders’ Equity	$49,774.1	$49,718.3	$45,259.5

UnumProvident Segment Deferred Policy Acquisition Cost

	Income Protection	Life and Accident	Colonial	Individual Income Protection - Closed Block	Corporate and Other	Consolidated
Balances at December 31, 2001	$1,381.8	$425.8	$399.9	341.1	$1.5	$2,550.1
Capitalized	361.2	148.4	148.4	13.4	—	671.4
Amortized	(168.3)	(86.6)	(107.7)	(36.2)	(0.1)	(398.9)
Foreign Currency and Other	12.6	(2.1)	—	—	(0.6)	9.9

Balances at December 31, 2002	1,587.3	485.5	440.6	318.3	0.8	2,832.5

Capitalized	333.1	159.3	166.1	7.5	(0.1)	665.9
Amortized	(191.0)	(108.0)	(118.3)	(41.3)	—	(458.6)
Foreign Currency and Other	13.6	0.6	—	(2.3)	0.2	12.1

Balances at December 31, 2003	1,743.0	537.4	488.4	282.2	0.9	3,051.9

Capitalized	200.0	99.9	132.4	—	—	432.3
Amortized	(146.8)	(82.2)	(97.3)	—	(0.1)	(326.4)
Impairment	—	—	—	(282.2)	—	(282.2)
Foreign Currency and Other	(13.1)	(0.2)	—	—	—	(13.3)

Balances at September 30, 2004	$1,783.1	$554.9	$523.5	$—	$0.8	$2,862.3

4.1

UnumProvident Segment Balance Sheets - September 30, 2004

	Income Protection				Life and Accident	Colonial	Individual Income Protection - Closed Block	Corporate and Other	Consolidated
	Group Income Protection	Individual Income Protection - Recently Issued	Other Lines	Total Income Protection
Assets
Investments	$11,239.3	$1,054.6	$1,768.3	$14,062.2	$3,417.5	$1,429.8	$10,957.3	$5,494.0	$35,360.8
Deferred Policy Acquisition Costs	707.1	759.1	316.9	1,783.1	554.9	523.5	—	0.8	2,862.3
Value of Business Acquired	83.9	—	—	83.9	3.0	17.0	—	—	103.9
Goodwill	15.2	187.6	67.4	270.2	—	—	—	—	270.2
All Other	1,180.8	354.8	146.4	1,682.0	345.3	166.3	4,796.9	4,186.4	11,176.9

Total Assets	$13,226.3	$2,356.1	$2,299.0	$17,881.4	$4,320.7	$2,136.6	$15,754.2	$9,681.2	$49,774.1

Liabilities
Reserves and Policyholder Benefits	$9,829.1	$1,155.2	$1,529.1	$12,513.4	$2,529.1	$1,188.8	$12,637.5	$8,524.3	$37,393.1
Debt	—	—	—	—	—	—	—	3,089.0	3,089.0
All Other	657.6	218.4	146.6	1,022.6	215.7	142.6	391.2	619.5	2,391.6

Total Liabilities	10,486.7	1,373.6	1,675.7	13,536.0	2,744.8	1,331.4	13,028.7	12,232.8	42,873.7

Other Allocated Stockholders’ Equity	2,413.2	940.5	409.5	3,763.2	1,507.3	735.3	2,206.0	(2,648.3)	5,563.5
Unrealized Gain/Loss on Securities	326.4	42.0	213.8	582.2	68.6	69.9	519.5	96.7	1,336.9

Total Allocated Stockholders’ Equity	2,739.6	982.5	623.3	4,345.4	1,575.9	805.2	2,725.5	(2,551.6)	6,900.4

Total Liabilities and Allocated Stockholders’ Equity	$13,226.3	$2,356.1	$2,299.0	$17,881.4	$4,320.7	$2,136.6	$15,754.2	$9,681.2	$49,774.1

Allocated stockholders’ equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company’s target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.2

UnumProvident Segment Balance Sheets - December 31, 2003

	Income Protection				Life and Accident	Colonial	Individual Income Protection - Closed Block	Corporate, Other, and Discontinued Operations	Consolidated
	Group Income Protection	Individual Income Protection - Recently Issued	Other Lines	Total Income Protection
Assets
Investments	$10,353.0	$911.6	$1,488.9	$12,753.5	$2,898.6	$1,323.0	$10,787.9	$7,265.3	$35,028.3
Deferred Policy Acquisition Costs	725.7	712.0	305.3	1,743.0	537.4	488.4	282.2	0.9	3,051.9
Value of Business Acquired	75.2	—	—	75.2	3.3	17.9	367.1	—	463.5
Goodwill	15.0	187.6	67.0	269.6	—	—	207.1	—	476.7
All Other	1,176.9	419.5	188.2	1,784.6	592.3	193.7	4,760.6	3,366.7	10,697.9

Total Assets	$12,345.8	$2,230.7	$2,049.4	$16,625.9	$4,031.6	$2,023.0	$16,404.9	$10,632.9	$49,718.3

Liabilities
Reserves and Policyholder Benefits	$9,138.9	$1,109.3	$1,279.6	$11,527.8	$2,412.6	$1,123.3	$12,260.5	$8,528.6	$35,852.8
Debt	—	—	—	—	—	—	—	2,789.0	2,789.0
All Other	518.4	168.9	108.8	796.1	194.7	131.9	480.5	2,202.3	3,805.5

Total Liabilities	9,657.3	1,278.2	1,388.4	12,323.9	2,607.3	1,255.2	12,741.0	13,519.9	42,447.3

Other Allocated Stockholders’ Equity	2,440.6	910.2	519.8	3,870.6	1,349.3	699.5	3,097.0	(2,984.2)	6,032.2
Unrealized Gain/Loss on Securities	247.9	42.3	141.2	431.4	75.0	68.3	566.9	97.2	1,238.8

Total Allocated Stockholders’ Equity	2,688.5	952.5	661.0	4,302.0	1,424.3	767.8	3,663.9	(2,887.0)	7,271.0

Total Liabilities and Allocated Stockholders’ Equity	$12,345.8	$2,230.7	$2,049.4	$16,625.9	$4,031.6	$2,023.0	$16,404.9	$10,632.9	$49,718.3

Allocated stockholders’ equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company’s target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

Amounts previously reported have been reclassified to conform to current period reporting.

4.3

UnumProvident Financial Results by Segment

	Three Months Ended			Nine Months Ended
	9/30/2004	9/30/2003	% Change	9/30/2004	9/30/2003	% Change
Premium Income
Income Protection	$1,033.5	$992.2	4.2%	$3,083.1	$2,929.8	5.2%
Life and Accident	485.0	484.0	0.2	1,471.3	1,440.0	2.2
Colonial	186.4	174.0	7.1	551.5	516.3	6.8
Individual Income Protection - Closed Block	246.8	262.1	(5.8)	747.3	791.1	(5.5)
Other	10.6	9.0	17.8	22.1	26.6	(16.9)

	1,962.3	1,921.3	2.1	5,875.3	5,703.8	3.0

Net Investment Income
Income Protection	222.4	233.7	(4.8)	666.7	667.5	(0.1)
Life and Accident	50.0	50.7	(1.4)	140.4	144.8	(3.0)
Colonial	23.5	22.9	2.6	70.0	64.8	8.0
Individual Income Protection - Closed Block	192.6	208.0	(7.4)	595.5	613.2	(2.9)
Other	32.1	32.2	(0.3)	96.3	106.8	(9.8)
Corporate	6.6	7.8	(15.4)	25.3	12.5	102.4

	527.2	555.3	(5.1)	1,594.2	1,609.6	(1.0)

Other Income
Income Protection	63.9	61.4	4.1	190.0	175.6	8.2
Life and Accident	4.0	4.0	—	12.7	10.8	17.6
Colonial	0.7	0.4	75.0	1.7	2.1	(19.0)
Individual Income Protection - Closed Block	21.1	30.2	(30.1)	69.1	77.1	(10.4)
Other	7.8	9.0	(13.3)	27.6	29.3	(5.8)
Corporate	3.8	0.5	N.M.	14.3	9.4	52.1

	101.3	105.5	(4.0)	315.4	304.3	3.6

Total Operating Revenue
Income Protection	1,319.8	1,287.3	2.5	3,939.8	3,772.9	4.4
Life and Accident	539.0	538.7	0.1	1,624.4	1,595.6	1.8
Colonial	210.6	197.3	6.7	623.2	583.2	6.9
Individual Income Protection - Closed Block	460.5	500.3	(8.0)	1,411.9	1,481.4	(4.7)
Other	50.5	50.2	0.6	146.0	162.7	(10.3)
Corporate	10.4	8.3	25.3	39.6	21.9	80.8

	2,590.8	2,582.1	0.3	7,784.9	7,617.7	2.2

UnumProvident Financial Results by Segment

	Three Months Ended			Nine Months Ended
	9/30/2004	9/30/2003	%Change	9/30/2004	9/30/2003	%Change
Benefits and Expenses
Income Protection	$1,224.6	$1,199.2	2.1%	$3,679.5	$3,961.8	(7.1)%
Life and Accident	478.2	472.4	1.2	1,448.1	1,403.4	3.2
Colonial	171.0	158.8	7.7	507.6	474.1	7.1
Individual Income Protection - Closed Block	427.3	481.1	(11.2)	2,272.5	1,441.1	57.7
Other	43.2	41.5	4.1	121.1	135.5	(10.6)
Corporate	55.2	55.6	(0.7)	161.8	168.8	(4.1)

	2,399.5	2,408.6	(0.4)	8,190.6	7,584.7	8.0

Income (Loss) from Continuing Operations Before Income Taxes, Net Realized Investment Gain (Loss), and Cumulative Effect of Accounting Principle Change
Income Protection	95.2	88.1	8.1	260.3	(188.9)	N.M.
Life and Accident	60.8	66.3	(8.3)	176.3	192.2	(8.3)
Colonial	39.6	38.5	2.9	115.6	109.1	6.0
Individual Income Protection - Closed Block	33.2	19.2	72.9	(860.6)	40.3	N.M.
Other	7.3	8.7	(16.1)	24.9	27.2	(8.5)
Corporate	(44.8)	(47.3)	(5.3)	(122.2)	(146.9)	(16.8)

	191.3	173.5	10.3	(405.7)	33.0	N.M.

Income Taxes (Benefit)	65.5	58.7	11.6	(77.0)	0.2	N.M.

Income (Loss) from Continuing Operations Before Net Realized Investment Gain (Loss) and Cumulative Effect of Accounting Principle Change	125.8	114.8	9.6	(328.7)	32.8	N.M.
Net Realized Investment Gain (Loss)	64.5	(25.8)	N.M.	3.4	(137.4)	(102.5)
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	22.7	(9.3)	N.M.	1.4	(48.0)	(102.9)
Income (Loss) from Discontinued Operations, net of tax	—	10.4	(100.0)	(60.8)	17.4	N.M.

Net Income (Loss)	$167.6	$108.7	54.2%	$(387.5)	$(39.2)	N.M. %

Note:	See “Notes to Statistical Supplement” on page 15 for information.

5.1

UnumProvident Quarterly Historical Financial Results by Segment

	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Premium Income
Income Protection	$1,033.5	$1,024.5	$1,025.1	$1,007.2	$992.2	$986.0	$951.6	$908.4	$904.5
Life and Accident	485.0	496.2	490.1	482.4	484.0	485.5	470.5	448.7	453.6
Colonial	186.4	184.0	181.1	177.2	174.0	171.7	170.6	163.0	160.9
Individual Income Protection - Closed Block	246.8	249.2	251.3	237.4	262.1	260.4	268.6	280.2	272.7
Other	10.6	2.9	8.6	7.7	9.0	7.6	10.0	2.7	13.9

	1,962.3	1,956.8	1,956.2	1,911.9	1,921.3	1,911.2	1,871.3	1,803.0	1,805.6

Net Investment Income
Income Protection	222.4	227.1	217.2	221.5	233.7	223.6	210.2	206.8	200.7
Life and Accident	50.0	45.5	44.9	46.7	50.7	47.1	47.0	49.0	49.1
Colonial	23.5	23.7	22.8	25.2	22.9	21.1	20.8	20.4	20.7
Individual Income Protection - Closed Block	192.6	189.9	213.0	211.0	208.0	200.9	204.3	211.1	210.2
Other	32.1	32.2	32.0	33.3	32.2	38.2	36.4	34.8	37.7
Corporate	6.6	14.5	4.2	11.1	7.8	4.1	0.6	0.6	—

	527.2	532.9	534.1	548.8	555.3	535.0	519.3	522.7	518.4

Other Income
Income Protection	63.9	61.7	64.4	61.4	61.4	58.4	55.8	53.6	54.3
Life and Accident	4.0	4.2	4.5	5.7	4.0	3.7	3.1	4.7	4.9
Colonial	0.7	0.7	0.3	0.4	0.4	1.3	0.4	0.4	1.4
Individual Income Protection - Closed Block	21.1	20.2	27.8	18.8	30.2	33.4	13.5	17.3	22.6
Other	7.8	9.1	10.7	2.1	9.0	9.0	11.3	12.3	10.0
Corporate	3.8	10.2	0.3	(1.4)	0.5	3.7	5.2	4.8	5.8

	101.3	106.1	108.0	87.0	105.5	109.5	89.3	93.1	99.0

Total Operating Revenue
Income Protection	1,319.8	1,313.3	1,306.7	1,290.1	1,287.3	1,268.0	1,217.6	1,168.8	1,159.5
Life and Accident	539.0	545.9	539.5	534.8	538.7	536.3	520.6	502.4	507.6
Colonial	210.6	208.4	204.2	202.8	197.3	194.1	191.8	183.8	183.0
Individual Income Protection - Closed Block	460.5	459.3	492.1	467.2	500.3	494.7	486.4	508.6	505.5
Other	50.5	44.2	51.3	43.1	50.2	54.8	57.7	49.8	61.6
Corporate	10.4	24.7	4.5	9.7	8.3	7.8	5.8	5.4	5.8

	2,590.8	2,595.8	2,598.3	2,547.7	2,582.1	2,555.7	2,479.9	2,418.8	2,423.0

UnumProvident Quarterly Historical Financial Results by Segment

	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Benefits and Expenses
Income Protection	$1,224.6	$1,222.5	$1,232.4	$1,668.0	$1,199.2	$1,169.5	$1,593.1	$1,039.9	$1,018.8
Life and Accident	478.2	487.3	482.6	462.2	472.4	473.2	457.8	416.4	446.8
Colonial	171.0	169.0	167.6	165.2	158.8	158.7	156.6	147.6	148.6
Individual Income Protection - Closed Block	427.3	429.3	1,415.9	445.0	481.1	489.4	470.6	490.2	486.4
Other	43.2	33.7	44.2	45.4	41.5	48.0	46.0	41.2	49.7
Corporate	55.2	55.4	51.2	56.3	55.6	53.0	60.2	56.4	40.7

	2,399.5	2,397.2	3,393.9	2,842.1	2,408.6	2,391.8	2,784.3	2,191.7	2,191.0

Income (Loss) from Continuing Operations Before Income Taxes, Net Realized Investment Gain (Loss), and Cumulative Effect of Accounting Principle Change
Income Protection	95.2	90.8	74.3	(377.9)	88.1	98.5	(375.5)	128.9	140.7
Life and Accident	60.8	58.6	56.9	72.6	66.3	63.1	62.8	86.0	60.8
Colonial	39.6	39.4	36.6	37.6	38.5	35.4	35.2	36.2	34.4
Individual Income Protection - Closed Block	33.2	30.0	(923.8)	22.2	19.2	5.3	15.8	18.4	19.1
Other	7.3	10.5	7.1	(2.3)	8.7	6.8	11.7	8.6	11.9
Corporate	(44.8)	(30.7)	(46.7)	(46.6)	(47.3)	(45.2)	(54.4)	(51.0)	(34.9)

	191.3	198.6	(795.6)	(294.4)	173.5	163.9	(304.4)	227.1	232.0

Income Taxes (Benefit)	65.5	67.7	(210.2)	(110.3)	58.7	52.5	(111.0)	75.8	81.4

Income (Loss) from Continuing Operations Before Net Realized Investment Gain (Loss) and Cumulative Effect of Accounting Principle Change	125.8	130.9	(585.4)	(184.1)	114.8	111.4	(193.4)	151.3	150.6
Net Realized Investment Gain (Loss)	64.5	(86.5)	25.4	(36.4)	(25.8)	(26.5)	(85.1)	(80.8)	(63.6)
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	22.7	(30.6)	9.3	(12.5)	(9.3)	(9.2)	(29.5)	(28.2)	(22.1)
Income (Loss) from Discontinued Operations, net of tax	—	(67.8)	7.0	(179.1)	10.4	4.4	2.6	3.5	4.3
Cumulative Effect of Accounting Principle Change, net of tax	—	—	—	39.9	—	—	—	—	—

Net Income (Loss)	$167.6	$7.2	$(562.3)	$(347.2)	$108.7	$98.5	$(246.4)	$102.2	$113.4

Per Common Share - Assuming Dilution
Income (Loss) from Continuing Operations
Before Cumulative Effect of Accounting
Principle Change	$0.55	$0.25	$(1.93)	$(0.71)	$0.33	$0.34	$(1.03)	$0.41	$0.45
Income (Loss) from Discontinued
Operations, net of tax	—	(0.23)	0.02	(0.61)	0.03	0.02	0.01	0.01	0.02
Cumulative Effect of Accounting Principle
Change, net of tax	—	—	—	0.14	—	—	—	—	—

Net Income (Loss)	$0.55	$0.02	$(1.91)	$(1.18)	$0.36	$0.36	$(1.02)	$0.42	$0.47

Note:	See “Notes to Statistical Supplement” on page 15 for information.

6.1

UnumProvident Financial Results for Income Protection Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$1,033.5	$992.2	$3,083.1	$2,929.8	$3,937.0	$3,570.7	$3,275.9
Net Investment Income	222.4	233.7	666.7	667.5	889.0	783.1	726.2
Other Income	63.9	61.4	190.0	175.6	237.0	215.8	183.7

Total Operating Revenue	1,319.8	1,287.3	3,939.8	3,772.9	5,063.0	4,569.6	4,185.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	875.6	867.4	2,616.1	2,991.4	4,313.9	2,864.7	2,607.1
Commissions	103.2	99.3	314.5	306.8	405.6	399.1	349.2
Deferral of Policy Acquisition Costs	(63.6)	(78.1)	(200.0)	(254.5)	(333.1)	(361.2)	(350.8)
Amortization of Deferred Policy Acquisition Costs	49.1	49.8	146.8	145.9	191.0	168.3	170.5
Amortization of Value of Business Acquired	3.7	1.1	11.0	2.8	3.9	2.2	2.2
Operating Expenses	256.6	259.7	791.1	769.4	1,048.5	957.3	870.4

Total Benefits and Expenses	1,224.6	1,199.2	3,679.5	3,961.8	5,629.8	4,030.4	3,648.6

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$95.2	$88.1	$260.3	$(188.9)	$(566.8)	$539.2	$537.2

Operating Ratios
Benefit Ratio	84.7%	87.4%	84.9%	102.1%	109.6%	80.2%	79.6%
Operating Expense Ratio	24.8%	26.2%	25.7%	26.3%	26.6%	26.8%	26.6%
Before-tax Profit (Loss) Margin	9.2%	8.9%	8.4%	(6.4)%	(14.4)%	15.1%	16.4%

UnumProvident Financial Results for Group Income Protection

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Long-term Income Protection	$635.9	$602.6	$1,896.2	$1,782.9	$2,402.9	$2,198.7	$2,053.5
Group Short-term Income Protection	151.6	158.4	464.6	471.9	630.9	601.6	567.2

Total Premium Income	787.5	761.0	2,360.8	2,254.8	3,033.8	2,800.3	2,620.7
Net Investment Income	178.5	184.4	530.9	528.8	704.3	639.2	594.9
Other Income	17.8	16.0	52.5	40.4	56.4	34.0	27.6

Total Operating Revenue	983.8	961.4	2,944.2	2,824.0	3,794.5	3,473.5	3,243.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	693.9	706.5	2,099.9	2,520.7	3,684.6	2,338.4	2,190.4
Commissions	58.9	53.4	178.4	172.5	227.1	229.4	208.5
Deferral of Policy Acquisition Costs	(25.1)	(33.5)	(74.5)	(109.8)	(146.1)	(152.9)	(153.1)
Amortization of Deferred Policy Acquisition Costs	26.1	25.6	77.9	77.0	105.5	97.5	89.4
Amortization of Value of Business Acquired	3.7	1.0	10.9	2.6	3.6	2.0	2.0
Operating Expenses	166.4	170.9	512.0	499.2	687.0	608.7	551.8

Total Benefits and Expenses	923.9	923.9	2,804.6	3,162.2	4,561.7	3,123.1	2,889.0

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$59.9	$37.5	$139.6	$(338.2)	$(767.2)	$350.4	$354.2

Operating Ratios
Benefit Ratio	88.1%	92.8%	88.9%	111.8%	121.5%	83.5%	83.6%
Operating Expense Ratio	21.1%	22.5%	21.7%	22.1%	22.6%	21.7%	21.1%
Before-tax Profit (Loss) Margin	7.6%	4.9%	5.9%	(15.0)%	(25.3)%	12.5%	13.5%

7.1

UnumProvident Financial Results for Individual Income Protection - Recently Issued

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$133.5	$127.3	$392.2	$376.5	$498.6	$434.6	$393.8
Net Investment Income	17.6	25.6	61.3	79.0	101.2	87.4	86.2
Other Income	1.6	1.6	3.8	5.7	7.8	6.5	5.5

Total Operating Revenue	152.7	154.5	457.3	461.2	607.6	528.5	485.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	80.8	69.8	225.2	216.9	286.7	248.1	211.5
Commissions	27.3	27.9	86.3	79.9	106.0	94.1	80.6
Deferral of Policy Acquisition Costs	(30.4)	(30.5)	(97.0)	(97.4)	(126.4)	(133.2)	(125.7)
Amortization of Deferred Policy Acquisition Costs	17.4	18.2	52.1	50.6	61.6	47.9	61.9
Amortization of Value of Business Acquired	—	0.1	0.1	0.2	0.3	0.2	0.2
Operating Expenses	36.6	33.2	115.7	101.6	138.7	124.6	119.5

Total Benefits and Expenses	131.7	118.7	382.4	351.8	466.9	381.7	348.0

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$21.0	$35.8	$74.9	$109.4	$140.7	$146.8	$137.5

Operating Ratios
Benefit Ratio	60.5%	54.8%	57.4%	57.6%	57.5%	57.1%	53.7%
Interest Adjusted Loss Ratio	49.3%	43.3%	45.8%	45.8%	44.7%	43.4%	39.2%
Operating Expense Ratio	27.4%	26.1%	29.5%	27.0%	27.8%	28.7%	30.3%
Before-tax Profit Margin	15.7%	28.1%	19.1%	29.1%	28.2%	33.8%	34.9%

7.2

UnumProvident Financial Results for Long-term Care

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Long-term Care	$36.7	$32.0	$106.1	$91.4	$124.5	$103.4	$81.1
Individual Long-term Care	75.8	71.9	224.0	207.1	280.1	232.4	180.3

Total Premium Income	112.5	103.9	330.1	298.5	404.6	335.8	261.4
Net Investment Income	26.3	23.7	74.5	59.7	83.5	56.5	45.1
Other Income (Loss)	(0.1)	—	0.2	(0.3)	(0.2)	0.5	—

Total Operating Revenue	138.7	127.6	404.8	357.9	487.9	392.8	306.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	100.9	91.1	291.0	253.8	342.6	278.2	205.2
Commissions	17.0	18.0	49.8	54.4	72.5	75.6	60.1
Deferral of Policy Acquisition Costs	(8.1)	(14.1)	(28.5)	(47.3)	(60.6)	(75.1)	(72.0)
Amortization of Deferred Policy Acquisition Costs	5.6	6.0	16.8	18.3	23.9	22.9	19.2
Amortization of Value of Business Acquired	—	—	—	—	—	—	—
Operating Expenses	13.4	16.1	42.1	51.8	67.0	68.1	62.2

Total Benefits and Expenses	128.8	117.1	371.2	331.0	445.4	369.7	274.7

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$9.9	$10.5	$33.6	$26.9	$42.5	$23.1	$31.8

Operating Ratios
Benefit Ratio	89.7%	87.7%	88.2%	85.0%	84.7%	82.8%	78.5%
Operating Expense Ratio	11.9%	15.5%	12.8%	17.4%	16.6%	20.3%	23.8%
Before-tax Profit Margin	8.8%	10.1%	10.2%	9.0%	10.5%	6.9%	12.2%

7.3

UnumProvident Financial Results for Disability Management Services

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$—	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—	—
Other Income	44.6	43.8	133.5	129.8	173.0	174.8	150.6

Total Operating Revenue	44.6	43.8	133.5	129.8	173.0	174.8	150.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	—	—	—	—	—	—	—
Commissions	—	—	—	—	—	—	—
Deferral of Policy Acquisition Costs	—	—	—	—	—	—	—
Amortization of Deferred Policy Acquisition Costs	—	—	—	—	—	—	—
Amortization of Value of Business Acquired	—	—	—	—	—	—	—
Operating Expenses	40.2	39.5	121.3	116.8	155.8	155.9	136.9

Total Benefits and Expenses	40.2	39.5	121.3	116.8	155.8	155.9	136.9

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$4.4	$4.3	$12.2	$13.0	$17.2	$18.9	$13.7

7.4

UnumProvident Financial Results for Life and Accident Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Life and Accidental Death & Dismemberment	$429.1	$434.0	$1,305.4	$1,290.9	$1,723.2	$1,634.2	$1,520.2
Brokerage Voluntary Life and Other	55.9	50.0	165.9	149.1	199.2	165.6	140.6

Total Premium Income	485.0	484.0	1,471.3	1,440.0	1,922.4	1,799.8	1,660.8
Net Investment Income	50.0	50.7	140.4	144.8	191.5	192.6	182.8
Other Income	4.0	4.0	12.7	10.8	16.5	14.4	10.0

Total Operating Revenue	539.0	538.7	1,624.4	1,595.6	2,130.4	2,006.8	1,853.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	375.6	372.4	1,133.6	1,110.0	1,468.1	1,397.6	1,346.4
Commissions	41.2	44.1	130.8	134.3	177.3	164.9	142.9
Deferral of Policy Acquisition Costs	(31.3)	(40.3)	(99.9)	(120.7)	(159.3)	(148.4)	(152.3)
Amortization of Deferred Policy Acquisition Costs	26.9	26.3	82.2	79.9	108.0	86.6	79.9
Amortization of Value of Business Acquired	0.5	0.5	1.7	1.3	1.8	0.4	0.4
Operating Expenses	65.3	69.4	199.7	198.6	269.7	253.5	252.0

Total Benefits and Expenses	478.2	472.4	1,448.1	1,403.4	1,865.6	1,754.6	1,669.3

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$60.8	$66.3	$176.3	$192.2	$264.8	$252.2	$184.3

Operating Ratios
Benefit Ratio	77.4%	76.9%	77.0%	77.1%	76.4%	77.7%	81.1%
Operating Expense Ratio	13.5%	14.3%	13.6%	13.8%	14.0%	14.1%	15.2%
Before-tax Profit Margin	12.5%	13.7%	12.0%	13.3%	13.8%	14.0%	11.1%

UnumProvident Financial Results for Colonial Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Income Protection	$122.5	$116.6	$362.2	$347.0	$464.9	$437.8	$406.4
Life	26.8	24.2	80.1	71.4	96.7	80.4	73.7
Other	37.1	33.2	109.2	97.9	131.9	118.5	131.8

Total Premium Income	186.4	174.0	551.5	516.3	693.5	636.7	611.9
Net Investment Income	23.5	22.9	70.0	64.8	90.0	79.6	82.8
Other Income	0.7	0.4	1.7	2.1	2.5	3.7	3.8

Total Operating Revenue	210.6	197.3	623.2	583.2	786.0	720.0	698.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	102.7	98.0	304.8	291.7	395.4	357.2	346.4
Commissions	43.2	42.1	132.1	123.7	164.9	143.9	135.7
Deferral of Policy Acquisition Costs	(43.1)	(41.2)	(132.4)	(125.5)	(166.1)	(148.4)	(135.8)
Amortization of Deferred Policy Acquisition Costs	32.2	28.9	97.3	88.5	118.3	107.7	100.9
Amortization of Value of Business Acquired	0.3	(0.4)	0.9	0.3	(0.9)	1.5	1.9
Operating Expenses	35.7	31.4	104.9	95.4	127.7	120.6	111.4

Total Benefits and Expenses	171.0	158.8	507.6	474.1	639.3	582.5	560.5

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$39.6	$38.5	$115.6	$109.1	$146.7	$137.5	$138.0

Operating Ratios
Benefit Ratio	55.1%	56.3%	55.3%	56.5%	57.0%	56.1%	56.6%
Operating Expense Ratio	19.2%	18.0%	19.0%	18.5%	18.4%	18.9%	18.2%
Before-tax Profit Margin	21.2%	22.1%	21.0%	21.1%	21.2%	21.6%	22.6%

UnumProvident Financial Results for Individual Income Protection - Closed Block

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$246.8	$262.1	$747.3	$791.1	$1,028.5	$1,106.3	$1,136.8
Net Investment Income	192.6	208.0	595.5	613.2	824.2	814.5	755.8
Other Income	21.1	30.2	69.1	77.1	95.9	85.7	80.9

Total Operating Revenue	460.5	500.3	1,411.9	1,481.4	1,948.6	2,006.5	1,973.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	370.6	392.7	1,240.5	1,165.5	1,533.6	1,544.2	1,472.6
Commissions	20.0	20.5	58.5	68.8	85.5	109.2	110.8
Deferral of Policy Acquisition Costs	—	(1.5)	—	(6.1)	(7.5)	(13.4)	(21.3)
Amortization of Deferred Policy Acquisition Costs	—	10.4	—	31.3	41.3	36.2	40.7
Amortization of Value of Business Acquired and Goodwill	—	8.4	—	25.7	32.7	34.9	40.6
Intangible Assets Write-down	—	—	856.4	—	—	—	—
Operating Expenses	36.7	50.6	117.1	155.9	200.5	212.4	224.4

Total Benefits and Expenses	427.3	481.1	2,272.5	1,441.1	1,886.1	1,923.5	1,867.8

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$33.2	$19.2	$(860.6)	$40.3	$62.5	$83.0	$105.7

Operating Ratios
Benefit Ratio	150.2%	149.8%	166.0%	147.3%	149.1%	139.6%	129.5%
Interest Adjusted Loss Ratio	89.0%	85.0%	87.0%	82.9%	82.7%	78.1%	73.0%
Operating Expense Ratio	14.9%	19.3%	15.7%	19.7%	19.5%	19.2%	19.7%
Before-tax Profit (Loss) Margin	13.5%	7.3%	(115.2)%	5.1%	6.1%	7.5%	9.3%

Note:	In the first quarter of 2004, the Company restructured its individual income protection – closed block business. In conjunction with the restructuring, effective January 1, 2004, the Company modified its reporting segments to include a separate segment for this business. The change in the Company’s reporting segments required the Company to perform, separately for the individual income protection – closed block business and individual income protection – recently issued business, impairment testing for goodwill and loss recognition testing for the recoverability of deferred policy acquisition costs and value of business acquired. These impairment charges, $856.4 million before tax and $629.1 million after tax, are included in the net loss reported for the nine month period ended September 30, 2004. Also as part of the restructuring, the Company analyzed the reserve assumptions related to its individual income protection – closed block reserves as a stand-alone segment. Based on this analysis, in the first quarter of 2004 the Company increased its individual income protection – closed block claim reserves to reflect its current estimate of future benefit obligations. The impact of this reserve increase, $110.6 million before tax and $71.9 million after tax, is also included in the net loss reported for the nine month period ended September 30, 2004. See “Notes to Statistical Supplement” on page 15 for additional information.

UnumProvident Financial Results for Other Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$10.6	$9.0	$22.1	$26.6	$34.3	$37.6	$111.8
Net Investment Income	32.1	32.2	96.3	106.8	140.1	154.2	182.7
Other Income	7.8	9.0	27.6	29.3	31.4	39.5	51.0

Total Operating Revenue	50.5	50.2	146.0	162.7	205.8	231.3	345.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	39.7	35.4	105.3	116.5	157.1	161.1	211.4
Commissions	0.2	1.5	5.6	9.2	10.8	3.1	5.5
Deferral of Policy Acquisition Costs	0.1	—	—	—	0.1	—	(0.3)
Amortization of Deferred Policy Acquisition Costs	—	0.1	0.1	0.1	—	0.1	30.6
Amortization of Value of Business Acquired	—	—	—	—	—	—	—
Operating Expenses	3.2	4.5	10.1	9.7	12.9	21.6	44.5

Total Benefits and Expenses	43.2	41.5	121.1	135.5	180.9	185.9	291.7

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$7.3	$8.7	$24.9	$27.2	$24.9	$45.4	$53.8

UnumProvident Financial Results for Corporate Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Net Investment Income	$6.6	$7.8	$25.3	$12.5	$23.6	$4.9	$20.8
Other Income	3.8	0.5	14.3	9.4	8.0	29.1	24.8

Total Operating Revenue	10.4	8.3	39.6	21.9	31.6	34.0	45.6

Benefits and Expenses
Interest and Debt Expense	53.4	50.0	154.1	137.4	187.2	162.4	169.6
Amortization and Write-down of Goodwill	—	—	—	—	—	—	21.2
Unallocated Operating Expenses	1.8	5.6	7.7	31.4	37.9	26.6	20.0

Total Benefits and Expenses	55.2	55.6	161.8	168.8	225.1	189.0	210.8

Operating Loss Before Income Taxes and Net Realized Investment Gains and Losses	$(44.8)	$(47.3)	$(122.2)	$(146.9)	$(193.5)	$(155.0)	$(165.2)

UnumProvident Investment Fact Sheet at September 30, 2004

Bonds (Fair Value)	9/30/04		Selected Statistics	9/30/04	6/30/04
Public	$18,848.3	60.4%	Portfolio Yield*	6.95%	6.99%
Mortgage-backed Securities	4,073.6	13.0	Average Duration	9.08	8.92
Private Placements	3,724.9	11.9	Average Credit Quality	A	A
High Yield Government Securities Municipal Securities	2,138.4 1,945.6 49.8	6.9 6.2 0.2	* Bond equivalent yield is a book value and duration weighted average of the yield on the fixed income securities in the portfolio.
Open Derivatives	445.2	1.4

Total	$31,225.8	100.0%

Quality Ratings of Bonds	Book Value	Fair Value	Schedule BA and Non-Current
Aaa	24.6%	24.3%	Total Non-Current Investments	$158.9	$166.6
Aa	6.0	5.8	Total Schedule BA Assets	$69.8	$72.7
A	22.9	23.5
Baa	39.0	39.6
Below Baa	7.5	6.8

Total	100.0%	100.0%

UnumProvident Investment Fact Sheet at September 30, 2004

Fixed Maturity Bonds - By Industry Classification-Unrealized Gain/Loss

Classification	Fair Value	Net Unrealized Gain/Loss	Fair Value of Bonds with Loss	Gross Unrealized Loss	Fair Value of Bonds with Gain	Gross Unrealized Gain
Basic Industry	$2,365.9	$209.4	$400.4	$(16.3)	$1,965.5	$225.7
Canadian	350.9	72.9	—	—	350.9	72.9
Capital Goods	2,278.0	248.8	276.5	(12.5)	2,001.5	261.3
Communications	2,598.2	261.6	445.8	(32.0)	2,152.4	293.6
Consumer Cyclical	1,344.0	97.6	143.4	(5.2)	1,200.6	102.8
Consumer Non-Cyclical	3,447.1	297.4	315.0	(19.6)	3,132.1	317.0
Derivative Instruments	445.2	412.5	(27.0)	(27.0)	472.2	439.5
Energy (Oil & Gas)	2,653.0	349.7	90.3	(4.9)	2,562.7	354.6
Financial Institutions	2,573.6	78.3	829.5	(76.9)	1,744.1	155.2
Mortgage/Asset Backed	4,073.6	407.6	268.2	(1.3)	3,805.4	408.9
Sovereigns	780.0	22.8	255.6	(8.3)	524.4	31.1
Technology	318.1	22.3	81.9	(4.8)	236.2	27.1
Transportation	1,067.3	93.8	110.9	(32.8)	956.4	126.6
U.S. Government Agencies	1,857.1	(3.8)	916.1	(132.2)	941.0	128.4
Utilities	5,073.8	427.8	803.9	(37.4)	4,269.9	465.2

Total	$31,225.8	$2,998.7	$4,910.5	$(411.2)	$26,315.3	$3,409.9

Gross Unrealized Loss on Fixed Maturity Bonds By Length of Time in Unrealized Loss Position

	Investment Grade		Below Investment Grade
Category	Fair Value	Gross Unrealized Loss	Fair Value	Gross Unrealized Loss
Less than 91 days	$92.3	$(6.5)	$85.4	$(6.9)
91 through 180 days	1,050.6	(25.4)	41.0	(1.5)
181 through 270 days	38.1	(6.8)	88.3	(7.2)
271 days to 1 year	176.2	(4.7)	7.2	(0.2)
Greater than 1 year	2,735.7	(262.6)	595.7	(89.4)

Total	$4,092.9	$(306.0)	$817.6	$(105.2)

13.1

UnumProvident Statutory Capital and Surplus

	As of September 30, 2004			As of December 31, 2003
	Capital and Surplus	AVR	Capital and Surplus + AVR	Capital and Surplus + AVR
Provident Life & Accident	$1,445.4	$29.3	$1,474.7	$1,189.8
Unum Life of America	1,240.3	64.3	1,304.6	1,207.1
Paul Revere Life (1)	1,089.1	15.5	1,104.6	1,086.4
Colonial Life & Accident	251.7	3.5	255.2	228.2
Provident Life & Casualty	78.8	—	78.8	71.4
First Unum Life	163.7	0.2	163.9	132.1
Paul Revere Variable (1)	130.5	0.8	131.3	127.7

(1)	Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

UnumProvident Statutory Operating Results

	Nine Months Ended September 30
	Net Gain (Loss) from Operations After Tax					Net Realized Capital Losses After Tax and Transfers to IMR				Net Income (Loss)
	2004				2003	2004			2003	2004				2003
	Before Canada Disposition and One-time Reinsurance Premium	Canada Disposition	One-time Reinsurance Premium	Total	Total	Before Canada Disposition	Canada Disposition	Total	Total	Before Canada Disposition and One-time Reinsurance Premium	Canada Disposition	One-time Reinsurance Premium	Total	Total
Provident Life and Accident	$93.4	$261.4	$(64.1)	$290.7	$24.4	$(17.8)	$(20.2)	$(38.0)	$(38.1)	$75.6	$241.2	$(64.1)	$252.7	$(13.7)
Unum Life of America	118.9	3.5	—	122.4	(2.6)	(21.5)	—	(21.5)	(20.9)	97.4	3.5	—	100.9	(23.5)
Paul Revere Life	97.9	5.9	(53.1)	50.7	68.6	(2.8)	—	(2.8)	(50.9)	95.1	5.9	(53.1)	47.9	17.7
Colonial Life & Accident	52.2	—	—	52.2	47.0	(1.9)	—	(1.9)	(7.6)	50.3	—	—	50.3	39.4
Provident Life and Casualty	3.0	—	(5.8)	(2.8)	8.8	(6.0)	—	(6.0)	(4.0)	(3.0)	—	(5.8)	(8.8)	4.8
First Unum	23.5	—	—	23.5	(28.1)	(4.7)	—	(4.7)	(4.4)	18.8	—	—	18.8	(32.5)
Paul Revere Variable	6.7	—	—	6.7	7.0	(1.0)	—	(1.0)	(0.2)	5.7	—	—	5.7	6.8

Total	$395.6	$270.8	$(123.0)	$543.4	$125.1	$(55.7)	$(20.2)	$(75.9)	$(126.1)	$339.9	$250.6	$(123.0)	$467.5	$(1.0)

	Three Months Ended September 30
	Net Gain (Loss) from Operations After Tax					Net Realized Capital Gains (Losses) After Tax and Transfers to IMR				Net Income (Loss)
	2004				2003	2004			2003	2004				2003
	Before Canada Disposition and One-time Reinsurance Premium	Canada Disposition	One-time Reinsurance Premium	Total	Total	Before Canada Disposition	Canada Disposition	Total	Total	Before Canada Disposition and One-time Reinsurance Premium	Canada Disposition	One-time Reinsurance Premium	Total	Total
Provident Life and Accident	$15.0	$—	$—	$15.0	$26.8	$(5.3)	$—	$(5.3)	$(5.6)	$9.7	$—	$—	$9.7	$21.2
Unum Life of America	16.4	—	—	16.4	16.8	(11.2)	—	(11.2)	0.9	5.2	—	—	5.2	17.7
Paul Revere Life	19.9	—	—	19.9	51.9	1.4	—	1.4	(30.9)	21.3	—	—	21.3	21.0
Colonial Life & Accident	20.4	—	—	20.4	20.8	(0.3)	—	(0.3)	(1.3)	20.1	—	—	20.1	19.5
Provident Life and Casualty	3.5	—	—	3.5	4.7	0.1	—	0.1	—	3.6	—	—	3.6	4.7
First Unum	6.4	—	—	6.4	(0.4)	1.4	—	1.4	—	7.8	—	—	7.8	(0.4)
Paul Revere Variable	2.5	—	—	2.5	2.9	(0.4)	—	(0.4)	(0.3)	2.1	—	—	2.1	2.6

Total	$84.1	$—	$—	$84.1	$123.5	$(14.3)	$—	$(14.3)	$(37.2)	$69.8	$—	$—	$69.8	$86.3

Note:	Statutory results are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws.

14.1

Notes to Statistical Supplement

(All numbers are before tax, except as noted)

2004 Offering

In May 2004, the Company issued 12,000,000 8.25% adjustable conversion-rate equity security units (units) in a private offering for $300.0 million. Each unit has a stated amount of $25 and will initially consist of (a) a contract pursuant to which the holder agrees to purchase, for $25, shares of the Company’s common stock on May 15, 2007 and (b) a 1/40 or 2.5% ownership interest in a senior note issued by the Company due May 15, 2009 with a principal amount of $1,000. Upon settlement of the common stock purchase contract and successful remarketing of the senior note element of the units, the Company will receive proceeds of approximately $300.0 million and will issue between 17.7 million and 20.4 million shares of common stock. The purchase contract element of the units contributes to the number of quarterly weighted average common shares - assuming dilution when the average market price of the Company’s common stock is greater than the threshold appreciation price of $16.95 per share and the Company has income from continuing operations. The impact of the purchase contract element of the units on the number of quarterly weighted average common shares - assuming dilution, including the 2003 unit offering (see “2003 Public Offerings” discussion following), at various quarterly average stock price levels is as follows:

	Dilutive Share Impact (in millions)
Quarterly Average Stock Price	2004 Offering	2003 Offering	Combined
$13.00	no impact	no impact	no impact
$14.00	no impact	2.3	2.3
$15.00	no impact	5.0	5.0
$16.00	no impact	7.4	7.4
$17.00	0.1	9.5	9.6
$18.00	1.0	11.4	12.4
$19.00	1.9	13.1	15.0
$20.00	2.7	14.6	17.3

2004 Other Items

2nd Quarter

In June 2004, the Company amended its postretirement medical plan and as a result of this amendment, the Company recorded a curtailment gain of $9.4 million before tax in the second quarter of 2004.

Also during the second quarter of 2004, the Company closed the sale of its Canadian operations and reported a loss of $113.0 million before tax and $70.9 million after tax on the sale of the branch. Assets transferred to the buyer included available-for-sale fixed maturity securities with a fair value of $1,099.4 million and a book value of $957.7 million. Liabilities transferred included reserves of $1,254.8 million. The Company retained a portion of the Canadian branch fixed maturity bond portfolio according to the terms of the transaction. The bonds retained had a fair value, at April 30, 2004, of $732.9 million and a yield of 7.14 percent. These investments, which will be redeployed to other lines of business during the remainder of the year, added approximately four basis points to the investment portfolio yield rate, at April 30, 2004, in the Company’s continuing operations.

(continued on next page)	15

1st Quarter

In the first quarter of 2004, the Company restructured its individual income protection – closed block business wherein three of its insurance subsidiaries entered into reinsurance agreements to reinsure approximately 66.7 percent of potential future losses that occur above a specified retention limit. The individual income protection – closed block reserves in these three subsidiaries comprise approximately 90 percent of the Company’s overall retained risk in the closed block of individual income protection. The reinsurance agreements effectively provide approximately 60 percent reinsurance coverage for the Company’s overall consolidated risk above the retention limit. The maximum risk limit for the reinsurer is approximately $783.0 million initially and grows to approximately $2.6 billion over time, after which any further losses will revert to the Company. These reinsurance transactions were effective as of April 1, 2004. The Company transferred cash equal to $521.6 million of reserves ceded in the Individual Income Protection – Closed Block segment plus an additional $185.8 million in cash for a before-tax prepaid cost of insurance which was deferred and will be amortized into earnings over the expected claim payment period covered under the Company’s retention limit. The Company retained the higher yielding investments historically associated with these reserves and redeployed these investments to other lines of business.

In conjunction with the restructuring of the individual income protection – closed block business, effective January 1, 2004, the Company modified its reporting segments to include a separate segment for this business. The reporting, monitoring, and management of the closed block of individual income protection business as a discrete segment is consistent with the Company’s financial restructuring and separation of this business from the lines of business which actively market new products. In the past, this business had been reported in the Income Protection segment. Prior to 2004, detailed separate financial metrics and models were unavailable to appropriately manage this block of business separately from the recently issued individual income protection block of business.

The change in the Company’s reporting segments required the Company to perform, separately for the individual income protection – closed block business and individual income protection – recently issued business, impairment testing for goodwill and loss recognition testing for the recoverability of deferred policy acquisition costs and value of business acquired. As required under GAAP, prior to the change in reporting segments, these tests were performed for the individual income protection line of business on a combined basis. The testing indicated impairment of the individual income protection – closed block deferred policy acquisition costs, value of business acquired, and goodwill balances of $282.2 million, $367.1 million, and $207.1 million, respectively. These impairment charges, $856.4 million before tax and $629.1 million after tax, are included in the net loss reported for the first quarter of 2004.

Also as part of the restructuring, the Company analyzed the reserve assumptions related to its individual income protection – closed block reserves as a stand-alone segment. Previously these reserves were analyzed for the individual income protection line of business on a combined basis. Included in the analysis was a review of morbidity assumptions, primarily claim resolution rates, and claim reserve discount rate assumptions. Based upon this analysis, the Company lowered the claim reserve discount rate to reflect the segmentation of assets between the individual income protection – recently issued business and the individual income protection – closed block business, the change in the Company’s investment portfolio yield rates during the first quarter of 2004, the Company’s expectation of future investment portfolio yield rates, and the Company’s desire to maintain the relationship between the claim reserve discount rate and the investment portfolio yield rate for the individual income protection – closed block at the Company’s long-term objective. The segmentation of the investment portfolio was necessary to ensure appropriate matching of the duration of the assets and the related policy liabilities. Based on this analysis, in the first quarter of 2004 the Company increased its individual income protection – closed block claim reserves by $110.6 million before tax, or $71.9 million after tax, to reflect its current estimate of future benefit obligations. The first quarter 2004 change represented a 1.2 percent increase in total net individual income protection – closed block reserves as of March 31, 2004, which for continuing operations equaled $9.530 billion prior to this increase.

(continued on next page)	15.1

2003 Accounting Principle Changes

4th Quarter

Effective October 1, 2003, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133 Implementation Issue B36 (DIG Issue B36), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposure That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments. DIG Issue B36 addresses financial accounting and reporting for embedded derivatives in modified coinsurance contracts that incorporate credit risk exposure unrelated to the credit risk of the counterparty to the reinsurance contract and requires the bifurcation of any such derivative from the host reinsurance contract. The Company has two reinsurance contracts for which DIG Issue B36 is applicable. The adoption of DIG Issue B36 resulted in an increase in fixed maturity securities of $61.3 million to record the fair value of the embedded derivatives and a $39.9 million cumulative effect of accounting principle change, net of $21.4 million in tax.

Effective December 31, 2003, the Company adopted the provisions of Interpretation No. 46 (Interpretation 46), Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin (ARB) No. 51. Interpretation 46 expands upon ARB No. 51, Consolidated Financial Statements, to address financial accounting and reporting for certain entities in which a controlling financial interest cannot be identified based on an evaluation of voting interests. Transition to the provisions of Interpretation 46 required the Company to consolidate four special purpose entities whose purposes are to support the Company’s investment objectives. Prior to December 31, 2003, these entities were accounted for as fixed maturity securities in the available for sale portfolio and carried at fair value which was derived from the fair value of the underlying assets. For these four entities, the adoption of Interpretation 46 had no impact on the fair value of total invested assets reported in the Company’s consolidated statement of financial condition.

Adoption of Interpretation 46 also resulted in the de-consolidation of a trust that currently holds $300.0 million of junior subordinated debt securities of the Company and has issued a similar amount of mandatorily redeemable preferred securities. The impact of the de-consolidation was the elimination of the company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debt securities of the company included in the consolidated statement of financial condition and an increase of $300.0 million in long-term debt.

Effective January 1, 2003, the Company adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, and selected the prospective method of adoption allowed under the provisions of Statement of Financial Accounting Standards No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure. The adoption decreased after tax results for 2003 approximately $0.6 million.

2003 Public Offerings

In the second quarter of 2003, the Company issued a total of 52,877,000 shares of common stock, par value $0.10 per share, related to a public offering. In addition, the Company issued a total of 23,000,000 8.25% adjustable conversion-rate equity security units (units) related to a public offering. The Company received approximately $547.7 million in proceeds from the sale of the shares of common stock and $557.8 million in proceeds from the sale of the units after deducting underwriting discounts. Each unit has a stated amount of $25 and will initially consist of (a) a contract pursuant to which the holder agrees to purchase, for $25, shares of the Company’s common stock on May 15, 2006 and (b) a 1/40, or 2.5%, ownership interest in a senior note issued by the Company due May 15, 2008 with a principal amount of $1,000. Upon settlement of the common stock purchase contract and successful remarketing of the senior note element of the units, the Company will receive proceeds of approximately $575.0 million and will issue between 43.3 million and 52.9 million shares of common stock. The purchase contract element of the units contributes to the number of quarterly weighted average common shares - assuming dilution when the average market price of the Company’s common stock is greater than the threshold appreciation price of $13.27 per share and the Company has income from continuing operations. See “2004 Offering” discussion preceding for the impact of the purchase contract element of the units on the number of quarterly weighted average common shares-assuming dilution at various quarterly average stock price levels.

(continued on next page)	15.2

2003 Other Items

4th Quarter

Included in the fourth quarter of 2003 results is an after tax increase in group income protection reserves of $286.0 million, or $440.0 million before tax. In January 2004, the Company completed its annual review of claim reserves to ensure that its claim reserves make adequate and reasonable provision for future benefits and expenses. Approximately $300.0 million of the reserve strengthening reflects implementation of a lower discount rate for its group income protection claim reserves. The discount rate was lowered to reflect the Company’s expectation of future investment portfolio yield rates and the Company’s new discount rate management approach of maintaining a wider spread between its group income protection portfolio investment yield rate and its average discount rate. The Company’s new discount rate management approach is intended to better reflect the current investment environment and position the Company to be more responsive with discount rates on new incurred claims as changes to the investment environment emerge. Approximately $140.0 million of the reserve increase relates to a strengthening of the morbidity assumptions to reflect the impact of the continuing weak economic cycle on claim incidence and severity. Claim incidence in the second half of 2003 was 8 percent higher than the first half of the year and 5 percent above the second half of 2002. Increased claim incidence is expected to continue at an elevated level for several quarters as the early indications of a recovering economy are not yet reflected in improved consumer confidence or job creation. The reserve increase represents a 5.4 percent increase in total net group income protection reserves as of December 31, 2003, which were $8.186 billion prior to this increase.

During the fourth quarter of 2003, the Company entered into an agreement to sell its Canadian branch and expects the transaction to close during the first half of 2004. The Canadian branch is accounted for as “held for sale” at December 31, 2003 and also meets the accounting criteria for being reported as a discontinued operation in the consolidated financial statements. In conjunction with the classification of the Canadian branch as held for sale, the Company tested the goodwill related to the Canadian branch for impairment and determined that the balance of $190.9 million was impaired. The Company also recognized a loss of $9.3 million before tax and $6.0 million after tax to write down the value of bonds in the Canadian branch investment portfolio to market value. These two charges, $200.2 million before and $196.9 million after tax, are included in the loss from discontinued operations.

Additionally, during the fourth quarter of 2003, the Company recognized losses of $14.7 million before tax and $5.3 million after tax related to its Japan and Argentina operations, which are accounted for as “held for sale” assets and as such must be reported at the lower of the carrying value or fair value less cost to sell. Because the Company intends to have a continuing presence in each of these operations, they are not considered discontinued operations.

1st Quarter

Included in the net loss for the first quarter of 2003 is an increase in the Company’s group long-term income protection GAAP reserves of $454.0 million before tax, or $295.1 million after tax. In April of 2003, the Company completed an analysis of its assumptions related to its group long-term income protection claim reserves. This analysis was initiated based on a trend in lower net claim recovery rates observed during the first quarter of 2003. The claim recovery rates during the first quarter were below expected levels and were lower than those experienced in the past three years. The analysis of emerging net claim recovery rates and the reasons driving the changes resulted in a reduction in the Company’s long-term expectations. Based on the analysis noted above, the Company increased its group long-term income protection claim reserves as of March 31, 2003 to reflect its current estimate of future benefit obligations. The analysis indicated not only a decrease in overall claim recovery rates, but a change in claim recovery rates by claim duration.

2002 Cumulative Effect of Accounting Principle Change

1st Quarter

Effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets. The cumulative effect of adopting SFAS 142 was a decrease to net income of $7.1 million, net of a tax benefit of $3.9 million.

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2001 Extraordinary Loss and Subsequent Reclassification

4th Quarter

In 2001 the Company redeemed its $172.5 million par value 8.8% monthly income debt securities (junior subordinated debt), which were due in 2025 but callable at par in 2000 and thereafter. This early extinguishment of debt resulted in a write off of the remaining deferred debt cost of $4.5 million associated with the issuance of the securities. Prior to 2003, the write off was reported as an extraordinary loss of $2.9 million, net of a $1.6 million tax benefit, in accordance with then current Statement of Financial Accounting Standards No. 4, Reporting Gains and Losses from Extinguishment of Debt. In 2003, the Company adopted Statement of Financial Accounting Standards No. 145 (SFAS 145), Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. The effect of the adoption was the reporting reclassification of the extraordinary loss of $4.5 million to operating expense and the corresponding tax benefit of $1.6 million to income tax. The adoption of SFAS 145 had no effect on the Company’s financial position or net income.

2001 Other Items

4th Quarter

The Company wrote off the remaining goodwill balance related to its operations in Argentina, resulting in a decrease in before-tax and after-tax operating income of $5.4 million.

3rd Quarter

The tragedy on September 11, 2001 resulted in a before-tax charge of $24.0 million, or $15.6 million after tax. This charge includes estimated gross ultimate losses from reported and unreported claims of $71.0 million less an estimated $47.0 million recoverable from the Company’s reinsurers.

1st Quarter

A tax benefit of $35.2 million related to the Company’s investment in its foreign reinsurance operations increased after-tax operating income $35.2 million.

15.4